UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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DUKE ENERGY CORPORATION
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Your Vote Counts! DUKE ENERGY CORPORATION 2021 Annual Meeting Vote by May 5, 2021, 11:59 p.m. Eastern time. For shares held in the Duke Energy Retirement Savings Plan, vote by May 3, 2021, 11:59 p.m. Eastern time. DUKE ENERGY CORPORATION 550 SOUTH TRYON STREET CHARLOTTE, NC 28202 D38330-P48535-Z78930 You invested in DUKE ENERGY CORPORATION and it is time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 6, 2021. Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can request a free paper copy of any proxy materials prior to April 22, 2021. If you would like to request a copy of the proxy materials, you may (1) visit ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote prior to the Annual Meeting without entering a control number Vote online at the Annual Meeting May 6, 2021 12:30 p.m. Eastern time The Annual Meeting will be held online via live webcast at: duke-energy.onlineshareholdermeeting.com V1 For complete information and to vote, visit ProxyVote.com Control #

Vote at ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D38331-P48535-Z78930 Prefer to receive an email instead? While voting on ProxyVote.com, be sure to click “Sign up for e-delivery”. 1. Election of directors: Nominees: 01) Michael G. Browning06) W. Roy Dunbar11) Michael J. Pacilio 02) Annette K. Clayton07) Nicholas C. Fanandakis12) Thomas E. Skains 03) Theodore F. Craver, Jr.08) Lynn J. Good13) William E. Webster, Jr. 04) Robert M. Davis09) John T. Herron 05) Caroline Dorsa10) E. Marie McKee For 2. Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2021 For 3. Advisory vote to approve Duke Energy’s named executive officer compensation For 4. Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements For 5. Shareholder proposal regarding independent board chair Against 6. Shareholder proposal regarding providing a semiannual report on Duke Energy’s political contributions and expenditures Against